AB Multi-Manager Alternative Fund

Consolidated Portfolio of Investments

December 31, 2024 (unaudited)

Underlying Portfolios	Shares	Fair Value ($)	% Net Assets	Liquidity*

Multi-Strategy
Atlas Enhanced Fund, Ltd.	39,349	$48,817,188	4.8%	Quarterly
Elliott International Limited	43,410	102,031,151	9.9	Quarterly
Hudson Bay International Fund, Ltd.	13,008	15,376,797	1.5	Quarterly
LMR Multi-Strategy Fund Limited	51,671	14,667,977	1.4	Quarterly
Millennium International, Ltd.	49,344	63,929,117	6.2	Quarterly
Point72 Capital International, Ltd.	489,923	103,088,369	10.1	Quarterly

Total		347,910,599	33.9

Long/Short Equity
Anomaly Capital International, Ltd.	39,000	44,882,058	4.4	Quarterly
Coatue Offshore Fund, Ltd.	26,535	2,454,775	0.2	Quarterly
Janchor Partners Pan-Asian Fund	76,856	13,816,295	1.4	Triennially
JAT Capital Offshore Fund, Ltd.	20,395	22,989,127	2.2	Quarterly
Nokota LC, LLC	1,137	224,238	0.0	At Fund’s Discretion
PFM Healthcare Offshore Fund, Ltd.	272	3,570	0.0	At Fund’s Discretion
SurgoCap Offshore Fund LP	31,772	32,958,480	3.2	Quarterly
TCIM Offshore Fund, Ltd.	35,000	42,143,891	4.1	Monthly
The Children’s Investment Fund	99,120	28,833,869	2.8	Biennial
Think Investments Offshore Ltd.	10,322	38,105,266	3.7	Semi-Annual
Two Creeks Capital Offshore Fund, Ltd.	9,963	18,195,522	1.8	Quarterly
Viking Global Equities III, Ltd.	39,733	42,807,887	4.2	Annual
Wolf Hill Offshore Fund, Ltd.	22,000	26,694,287	2.6	Quarterly

Total		314,109,265	30.6

Credit/Distressed
Axebrook Credit Alpha Fund, Ltd.	27,000	28,135,135	2.8	Quarterly
Claren Road Credit Fund, Ltd.	33,133	34,879,484	3.4	Quarterly
Cross Ocean GSS Offshore Feeder LP	44,225	51,371,229	5.0	Quarterly
King Street Capital, Ltd.	13,160	1,455,100	0.1	At Fund’s Discretion
LMR CCSA Fund Limited	46,443	6,600,003	0.7	Quarterly
Primas Global Credit Fund	21,000	20,516,821	2.0	Monthly
Readystate Offshore Fund, Ltd.	29,306	33,745,891	3.3	Quarterly
Theorem Prime+ Yield Fund Offshore LP	11,366	10,410,414	1.0	Quarterly

Total		187,114,077	18.3

Global Macro
Alphadyne Global Rates Fund II, Ltd.	14,400	15,049,851	1.5	Monthly
Alphadyne International Fund, Ltd.	16,480	28,235,999	2.7	Quarterly
Brevan Howard Alpha Strategies Fund Limited	377,687	48,657,378	4.8	Quarterly
LMR Alpha Rates Trading Fund Limited	115,310	18,398,155	1.8	Quarterly
The Tudor BVI Global Fund, Ltd.	202	49,178,486	4.8	Quarterly

Total		159,519,869	15.6

Event Driven
Antara Capital Offshore Fund, Ltd.	17,680	12,820,020	1.2	Quarterly
Astaris Special Situations Feeder Fund, Ltd.	365,174	35,938,171	3.5	Quarterly
Lion Point International, Ltd.	2,024	5,726,960	0.6	Semi-Annual
Luxor Capital Partners Offshore Liquidating SPV, Ltd.	2,317	2,338,167	0.2	At Fund’s Discretion
Trium Khartes Fund, Ltd.	605,672	32,866,325	3.2	Monthly

Total		89,689,643	8.7

Total Underlying Portfolios (cost $871,230,061)		1,098,343,453	107.1

Company	Shares	Fair Value ($)	% Net Assets

Rights
Health Care
Health Care Providers & Services
Chinook Therapeutics (CVR)(a) (b) (c)	37,922	$14,789	0.0%
Mirati Therapeutics, Inc. (CVR)(a) (b) (c)	31,520	22,064	0.0

Total Rights (cost $4)		36,853	0.0

Total Investments (cost $871,230,065)(d)		$1,098,380,306	107.1%
Other assets less liabilities		(72,900,435)	(7.1)

Net Assets		$1,025,479,871	100.0%

FUTURES

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
S&P 500 E-Mini Futures	90	March 2025	$26,710,875	$(864,109)

TOTAL RETURN SWAPS

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)			Maturity Date	Unrealized Appreciation (Depreciation)
Receive Total Return on Reference Obligation
Goldman Sachs International
Resolute Forest Products	SOFR plus 0.35%	Maturity	USD	45		07/15/2025	$45,154
JPMorgan Chase Bank, NA
GCI Liberty, Inc.	SOFR plus 0.35%	Maturity	USD	0	^	08/11/2026	0
Merrill Lynch International
MLABHPLO(1)	SOFR plus 0.64%	Maturity	USD	445		01/31/2025	(482,265)
Morgan Stanley Capital Services LLC
ABIOMED, Inc.	EFFR plus 0.38%	Maturity	USD	9		10/20/2025	8,552

							$(428,559)

^	Notional amount less than 500.
(a)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(b)	Fair valued by the Adviser.
(c)	Non-income producing security.
(d)

As of December 31, 2024, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $242,605,712 and gross unrealized depreciation of investments was $(16,748,139), resulting in net unrealized appreciation of $225,857,573.

*	The investment strategies and liquidity of the Underlying Portfolios in which the Fund invests are as follows:

Multi-Strategy - Underlying Portfolios invest across multiple strategies, including long/short equity, event driven, global macro, credit/distressed and emerging markets, in which the investment process is predicated on movements in underlying economic variables and the impact these variables have on equity, fixed income, currency, commodity and other financial instrument markets. Underlying Portfolios within this strategy are generally subject to 45 - 90 day redemption notice periods. Certain Underlying Portfolios may have lock up periods of two years.

Global Macro - Underlying Portfolios aim to identify and exploit imbalances in global economics and asset classes, typically utilizing macroeconomic and technical market factors rather than “bottom-up” individual security analysis. The Underlying Portfolios within this strategy are subject to 30 - 90 day redemption notice periods. Certain Underlying Portfolios have lock up periods of up to one year.

Long/Short Equity - Underlying Portfolios seek to buy securities with the expectation that they will increase in value (“going long”) and sell securities short in the expectation that they will decrease in value (“going short”). Underlying Portfolios within this strategy are generally subject to 45 – 120 day redemption notice periods. The majority of the Underlying Portfolios are no longer subject to initial lockups. Certain Underlying Portfolios have lock up periods of up to three years.

Credit/Distressed - Underlying Portfolios invest in a variety of fixed income and other securities, including bonds (corporate and government), bank debt, asset-backed financial instruments, mortgage-backed securities and mezzanine and distressed securities, as well as securities of distressed companies and high yield securities. Underlying Portfolios within this strategy are generally subject to 30-90 day redemption notice periods. The majority of the Underlying Portfolios are no longer subject to initial lockups. Certain Underlying Portfolios have lock up periods of up to one year.

Event Driven - Underlying Portfolios seek to take advantage of information inefficiencies resulting from a particular corporate event, such as a takeover, liquidation, bankruptcy, tender offer, buyback, spin off, exchange offer, merger or other type of corporate reorganization. Underlying Portfolios within this strategy are generally subject to 60 - 90 day redemption notice periods. The majority of the Underlying Portfolios are no longer subject to initial lockups. Certain Underlying Portfolios have lock up periods of up to 18 months.

The Fund may also make direct investments in securities (other than securities of Underlying Portfolios), options, futures, options on futures, swap contracts, or other derivative or financial instruments.

Glossary:

CVR – Contingent Value Right

EFFR – Federal Funds Effective Rate

SOFR – Secured Overnight Financing Rate

(1) The following table represents the largest equity basket holdings underlying the total return swap with MLABHPLO as of December 31, 2024.

Security Description	Shares	Current Notional		Percent of Basket’s Value
General Electric Co.	16,341	USD	2,725,501	12.5%
Safran SA	9,742		2,139,739	9.8%
Moody’s Corp.	4,092		1,937,073	8.9%
Airbus SE	11,991		1,921,836	8.8%
Microsoft Corp.	4,278		1,803,102	8.3%
Vinci SA	16,489		1,702,968	7.8%
S&P Global, Inc.	3,250		1,618,578	7.4%
Visa, Inc.	5,073		1,603,262	7.4%
Canadian Pacific Kansas City	18,953		1,371,661	6.3%
Alphabet, Inc.	6,941		1,321,933	6.1%
Canadian National Railway Co.	11,742		1,191,793	5.5%
Ferrovial SE	26,192		1,101,152	5.1%
Cellnex Telecom SA	22,143		699,561	3.2%
Aena SME SA	3,071		627,708	2.9%

AB Multi-Manager Alternative Fund

December 31, 2024 (unaudited)

U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1 - quoted prices in active markets for identical investments
•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to the issuance of the report are not reflected herein.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2024:

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets:
Rights	$—	$—	$36,853	$36,853
Investments valued at NAV	—	—	—	1,098,343,453

Total Investments in Securities	—	—	36,853	1,098,380,306
Other Financial Instruments(a):
Assets:
Total Return Swaps	—	53,706	—	53,706
Liabilities:
Futures	(864,109)	—	—	(864,109)
Total Return Swaps	—	(482,265)	—	(482,265)

Total	$(864,109)	$(428,559)	$36,853	$1,097,087,638

(a)

Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value..

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